                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 1999

                                  AZURIX CORP.

             (Exact name of registrant as specified in its charter)

            Delaware               001-15065              76-0589114

  (State or other jurisdiction    (Commission          (I.R.S. Employer
      of incorporation)           File Number)       Identification Number)

           333 Clay Street, Suite 1000
                 Houston, Texas                            77002
     (Address of principal executive offices)            (Zip Code)

                                 (713) 646-6001
              (Registrant's telephone number, including area code)

           ITEM  5. OTHER EVENTS.

           The registrant's press release dated November 4, 1999, regarding its financial results for the period ended September 30, 1999, and discussing its financial outlook for the fourth quarter of 1999 and fiscal year 2000, is attached.

           ITEM  7.  FINANCIALS AND EXHIBITS

                     (c) Exhibits

                         Exhibit 99.1 -- Press Release dated November 4, 1999

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AZURIX CORP.

           Date:  November 10, 1999              By: /s/ RODNEY L. GRAY
                                                    -------------------
                                                     Rodney L. Gray
                                                     Vice Chairman and Chief
                                                     Financial Officer

                                 EXHIBIT INDEX


             Exhibit 99.1 -- Press Release dated November 4, 1999